                                                                    Exhibit 99.5

                      AMENDED AND RESTATED PLEDGE AGREEMENT
                      -------------------------------------

         THIS AMENDED AND RESTATED PLEDGE AGREEMENT (this "Agreement") dated as
                                                           ---------
of May 16, 2002 is among APW LTD., a Bermuda corporation (the "Borrower"); APW
                                                               --------
NORTH AMERICA, INC., a Delaware corporation, the other persons or entities which from time to time become parties hereto as debtors (collectively, including the Borrower, "Debtors" and individually each a "Debtor"); and BANK OF AMERICA,
           -------                           ------
NATIONAL ASSOCIATION, in its capacity as Administrative Agent under the Credit Agreement (as defined below) and in its capacity as Post-Petition Agent under the Post-Petition Credit Agreement (as defined below) (in such capacities, the "Agent").
 -----

                               W I T N E S E T H:
                               - - - - - - - - -

         WHEREAS, the Borrower has entered into an Amended and Restated Multicurrency Credit Agreement, dated as of May 22, 2001 (as amended or
              ----------------
otherwise modified from time to time, the "Credit Agreement") with various financial institutions (together with their respective successors and assigns, collectively the "Banks"), Bank One NA, as Syndication Agent, The Chase
                  -----
Manhattan Bank, as Documentation Agent and Bank of America, National Association, as Administrative Agent, pursuant to which such financial institutions have agreed to make loans to, and issue or participate in letters of credit for the account of, the Borrower;

         WHEREAS, certain Subsidiaries of the Borrower have executed and delivered, or will execute and deliver, guaranties (as each such guaranty may be amended or otherwise modified from time to time, as to each such guarantor, the "Credit Agreement Guaranty") of certain Obligations under the Credit Agreement;
 -------------------------

         WHEREAS, the Borrower has entered into an Post-Petition Multicurrency Superpriority Credit Agreement, dated as of May 16, 2002 (as amended or otherwise modified from time to time, the "Post-Petition Credit Agreement") with
                                           ------------------------------
various financial institutions (together with their respective successors and assigns, collectively the "Lenders"), Bank of America, National Association, as
                           -------
Post-Petition Agent and U.S. Collateral Agent, Royal Bank of Scotland, PLC, as Lead Arranger, Book Manager, and U.K. Collateral Agent and Oaktree Capital Management, LLC, as Lead Arranger and Book Manager, pursuant to which such financial institutions have agreed to make loans to, and issue or participate in letters of credit for the account of, the Borrower;

         WHEREAS, certain Subsidiaries of the Borrower have executed and delivered, or will execute and deliver, a guaranty (as such guaranty may be amended or otherwise modified from time to time, as to each such guarantor, the "Post-Petition Credit Agreement Guaranty") of certain Obligations under the
 ---------------------------------------
Post-Petition Credit Agreement;

         NOW, THEREFORE, for and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to the Borrower under or in connection with the Credit Agreement and Post-Petition Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Definitions.
                    -----------

         (a) Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings assigned thereto in the Post-Petition Credit Agreement.

         (b) The following terms have the following meanings (such definitions to be applicable to both the singular and plural forms of such terms):

               (i)    "Collateral" has the meaning assigned thereto in
                       ----------
         Section 2.
         ---------

               (ii)   "Default" means the occurrence of: (a) any Default (as
                       -------
         defined in the Credit Agreement or Post-Petition Credit Agreement); or (b) any Event of Default (as defined in the Credit Agreement or Post-Petition Credit Agreement).

               (iii)  "Issuer" means the issuer of any of the shares of stock or
                       ------
         other instruments and securities representing all or any of the Collateral.

               (iv)   "Liabilities"  means with respect to the Borrower and any
                       -----------
         of its Subsidiaries parties hereto, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due: (a) all Obligations (as such term is defined in the Credit Agreement) of such Debtor under the Credit Agreement, any Note (as such term is defined in the Credit Agreement), any Credit Agreement Guaranty, any other Loan Document (as such term is defined in the Credit Agreement) or any other document or instrument executed in connection therewith; (b) all Obligations (as such term is defined in the Post-Petition Credit Agreement) of such Debtor under the Post-Petition Credit Agreement, any Note (as such term is defined in the Post-Petition Credit Agreement), the Post-Petition Credit Agreement Guaranty, any other Loan Document (as such term is defined in the Post-Petition Credit Agreement) or any other document or instrument executed in connection therewith; and (c) any Swap Contract entered into with Bank of America, N.A. or Fleet National Bank existing on or before May 15, 2001.

    SECTION 2. Pledge.
               ------

         (a) As security for the payment of all Liabilities, each Debtor hereby pledges to the Agent for the benefit of the Agent, the Banks and the Lenders and grants to the Agent for the benefit of the Agent, the Banks and the Lenders a continuing security interest in, all of the following, whether now or hereafter existing or acquired (collectively, the "Collateral"):
     ----------

               (i) All of the shares of stock and other instruments and securities described in Schedule I hereto, all of the certificates
                                 ----------
         and/or instruments representing such shares of stock and other instruments and securities, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other securities;

               (ii) All additional shares of stock, instruments or securities at any time and from time to time acquired by such Debtor in any manner, all of the certificates representing such additional shares, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

               (iii) All other property hereafter delivered to the Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

               (iv)   All products and proceeds of all of the foregoing.

         (b) Each Debtor  agrees to deliver to the Agent, promptly upon receipt and in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank), any Collateral (other than dividends and payments which such Debtor is entitled to receive and retain pursuant to Section 5 hereof) which may at any time or from time
                            ---------
     to time come into the possession or control of such Debtor; and prior to the delivery thereof to the Agent, such Collateral shall be held by such Debtor separate and apart from its other property and in express trust for the Agent; provided that each Debtor shall be entitled to retain (separate and apart from its other property and in express trust for the Agent) instruments and other securities (other than shares of stock) until the aggregate amount (based on their face value) of such instruments and other securities of all Debtors is equal to $200,000 or more at which time such instruments and other securities shall be promptly delivered to the Agent. After the date hereof, each time that a Debtor delivers additional Collateral to the Agent pursuant to this Agreement, such Debtor shall prepare and deliver to the Agent an updated Schedule I to reflect such
                                                 ----------
     additional Collateral.

     SECTION 3. Warranties; Further Assurances.
                ------------------------------

         (a) Each Debtor warrants to the Agent, each Bank and each Lender that:

               (i) such Debtor is (or at the time of any future delivery, pledge, assignment or transfer thereof will be) the legal and equitable owner of the Collateral free and clear of all liens, security interests and encumbrances of every description whatsoever other than the security interest created hereunder;

               (ii) the pledge and delivery of the Collateral pursuant to this Agreement will create a valid perfected security interest in the Collateral in favor of the Agent;

               (iii)  all shares of stock referred to in Schedule I hereto are
                                                         ----------
         duly authorized, validly issued, fully paid and non-assessable; (d) as to each Issuer whose name appears in Schedule I hereto, the Collateral
                                              ----------
         represents on the date hereof not less than the applicable percentage (as shown in Schedule I hereto) of the total shares of capital stock
                      ----------
         issued and outstanding of such Issuer; and (e) the information contained in Schedule I hereto is true and accurate in all respects.
                      ----------

         (b) So long as any of the Liabilities shall be outstanding or any Commitment shall exist on the part of the Agent, any Bank or any Lender with respect to the creation of any Liabilities, each Debtor agrees that it:

               (i) shall not, without the express prior written consent of the Agent, sell, assign, exchange, pledge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase the stock of any Issuer which is pledged hereunder, or otherwise diminish or impair any of its rights in, to or under any of the Collateral;

               (ii) shall execute such Uniform Commercial Code financing statements and other documents (and pay the costs of filing and recording or re-filing and re-recording the same in all public offices reasonably deemed necessary or appropriate by the Agent) and do such other acts and things, all as the Agent may from time to time reasonably request, to establish and maintain a valid, perfected security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever) to secure the performance and payment of the Liabilities;

               (iii) will execute and deliver to the Agent such stock powers, endorsements and similar documents relating to the Collateral, satisfactory in form and substance to the Agent, as the Agent may reasonably request; and

               (iv) will furnish the Agent, any Bank or any Lender such information concerning the Collateral as the Agent, such Bank or such Lender may from time to time reasonably request, and will permit the Agent, any Bank or any Lender or any designee of the Agent, any Bank or any Lender, from time to time at reasonable times and on reasonable notice (or at any time without notice during the existence of a Default), to inspect, audit and make copies of and extracts from all records and all other papers in the possession of such Debtor which pertain to the Collateral, and will, upon request of the Agent at any time when a Default has occurred and is continuing, deliver to the Agent all of such records and papers.

    SECTION 4. Holding in Name of Agent, etc. The Agent may from time to time
               -----------------------------
after the occurrence and during the continuance of a Default, without notice to any Debtor, take all or any of the following actions:

         (a) transfer all or any part of the Collateral into the name of the Agent or any nominee or sub-agent for the Agent, with or without disclosing that such Collateral is subject to the lien and security interest hereunder;

         (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Collateral;

         (c) notify the parties obligated on any of the Collateral to make payment to the Agent of any amounts due or to become due thereunder;

         (d) endorse any checks, drafts or other writings in the name of the applicable Debtor to allow collection of the Collateral;

         (e) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto; and

         (f) take control of any proceeds of the Collateral.

     SECTION 5. Voting Rights, Dividends, Payments, etc.
                ---------------------------------------

         (a) Notwithstanding certain provisions of Section 4 hereof, so long as
                                                   ---------
     the Agent has not given the notice referred to in Section 5(b) below:
                                                       ------------

               (i) Each Debtor shall be entitled to exercise any and all voting or consensual rights and powers and stock purchase or subscription rights (but any such exercise by any Debtor of stock purchase or subscription rights may be made only from funds of such Debtor not comprising part of the Collateral) relating or pertaining to the Collateral or any part thereof for any purpose; provided that each Debtor agrees that it will not exercise any such right or power in any manner which would have a material adverse effect on the value of the Collateral or any part thereof.

               (ii) Each Debtor shall be entitled to receive and retain any and all lawful dividends payable in respect of the Collateral which are paid in cash by any Issuer if such dividends are permitted by the Credit Agreement and the Post-Petition Credit Agreement, but all dividends and distributions in respect of the Collateral or any part thereof made in shares of stock or other property or representing any return of capital, whether resulting from a subdivision, combination or reclassification of Collateral or any part thereof or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any Issuer may be a party or otherwise or as a result of any exercise of any stock purchase or subscription right, shall be and become part of the Collateral hereunder and, if received by any Debtor, shall be forthwith delivered to the Agent in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank) to be held for the purposes of this Agreement.

               (iii) The Agent shall execute and deliver, or cause to be executed and delivered, to the applicable Debtor all such proxies, powers of attorney, dividend orders and other instruments as such Debtor may request for the purpose of enabling such Debtor to exercise the rights and powers which it is entitled to exercise pursuant to clause (i) above and to receive the dividends which it is authorized to
         ----------
         retain pursuant to clause (ii) above.
                            -----------

               (iv) Each Debtor shall be entitled to (A) collect all regular payments made or proceeds received with respect to Collateral consisting of instruments and other securities (other than shares of stock which is governed by clauses (i)-(iii) above) and (B) enforce and prosecute all rights and
         ----------------
         remedies available under any of such instrument and other securities.

         (b) Upon notice from the Agent during the existence of a Default, and so long as the same shall be continuing, all rights and powers which the Debtors are entitled to exercise pursuant to Section 5(a)(i) hereof, and
                                                  --------------
     all rights of the Debtors to receive and retain dividends pursuant to
     Section 5(a)(ii) hereof, shall forthwith cease, and all such rights and
     ---------------
     powers shall thereupon become vested in the Agent which shall have, during the continuance of such Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends. Any and all money and other property paid over to or received by the Agent pursuant to this Section 5(b) shall be retained by the Agent as additional Collateral
          -----------
     hereunder and applied in accordance with the provisions hereof.

     SECTION 6. Remedies.
                --------

         (a) Whenever a Default shall exist, the Agent may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect in Illinois or otherwise available to it. Without limiting the foregoing, whenever a Default shall exist the Agent:

               (i) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind,
         (A) sell any or all of the Collateral, free of all rights and claims of the Debtors therein and thereto, at any public or private sale or brokers' board and (B) bid for and purchase any or all of the Collateral at any such public sale; and

               (ii) shall have the right, for and in the name, place and stead of the Debtors, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

         (b) Each Debtor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Agent of any of its rights and remedies during the continuance of a Default. Any notification of intended disposition of any of the Collateral shall be deemed reasonably and properly given if given at least ten (10) days before such disposition. Any proceeds of any of the Collateral may be applied by the Agent to the payment of expenses in connection with the Collateral, including, without limitation, reasonable attorneys' fees and legal expenses (including time charges of attorneys who are employees of the Agent), and any balance of such proceeds shall be applied by the Agent toward the payment of such of the Liabilities, and in such order of application as required by that certain Intercreditor Agreement, dated as of May 16, 2002, among Bank of America, National Association, Royal Bank of Scotland, PLC, and Oaktree Capital Management, LLC (the "Intercreditor
                                                              -------------
     Agreement") (and, after payment in full of all Liabilities, any excess
     ---------
     shall be delivered to the applicable Debtor or as a court of competent jurisdiction shall direct).

         (c) The Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of Collateral as it may be advised by counsel is necessary in order to:

               (i) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders or purchasers and/or further restrict such prospective bidders or purchasers to persons or entities who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral) or

               (ii) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official, and each Debtor agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that the Agent shall not be liable or accountable to any Debtor for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

         (d) The application of any cash proceeds under this Section 6, as
                                                             ---------
     between the Agent, the Banks and the Lenders, shall be governed by the Intercreditor Agreement.

     SECTION 7. General.
                -------

         (a) This Agreement shall be subject to the provisions of the Intercreditor Agreement including, without limitation, exercise of rights and remedies hereunder.

         (b) The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as any applicable Debtor shall request in writing, but failure of the Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Agent to preserve or protect any rights with respect to the Collateral against prior parties, or to do any act with respect to preservation of the Collateral not so requested by any Debtor, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of any Collateral.

         (c) No delay on the part of the Agent in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by the Agent with the Consent of the Majority Lenders under the Post-Petition Credit Agreement and the Required Banks under the Credit Agreement, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         (d) All obligations of the Debtors and all rights, powers and remedies of the Agent, the Banks and the Lenders expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities or any security therefor.

         (e) This Agreement shall remain in full force and effect until all Liabilities have been paid in full and all Commitments have terminated. If at any time all or any part of any payment theretofore applied by the Agent, any Bank or any Lender to any of the Liabilities is or must be rescinded or returned by the Agent, such Bank or such Lender for any reason whatsoever (including the insolvency, bankruptcy or reorganization of any Debtor), such Liabilities shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Agent, such Bank or such Lender, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Agent, such Bank or such Lender had not been made.

         (f) This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois applicable to contracts made and to be fully performed in such State. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         (g) This Agreement shall be binding upon each Debtor and the Agent and their respective successors and assigns, and shall inure to the benefit of each Debtor and the Agent and the successors and assigns of the Agent. It is understood and agreed that this Agreement shall be binding and enforceable against each Debtor which executes a counterpart to this Agreement notwithstanding that any other Person shall not become a party hereto as a "Debtor". As additional Debtors become parties, such Debtors shall deliver their applicable Schedules.

         (h) This Agreement may be executed in any number of counterparts (including via facsimile) and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed an original but all such counterparts shall together constitute but one and the same Agreement. At any time after the date of this Agreement, one or more additional Persons may become parties hereto by executing and delivering to the Agent a counterpart of this Agreement together with supplements to the Schedules hereto setting forth all relevant information with respect to such party as of the date of such delivery. Immediately upon such execution and delivery (and without any further action), each such additional Person will become a party to, and will be bound by all the terms of, this Agreement.

         (i) ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENT EVIDENCING OR RELATING TO ANY OF THE LIABILITIES, MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE

     NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH DEBTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH ON SCHEDULE I TO THE SECURITY AGREEMENT (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE AGENT AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         (j) EACH DEBTOR, THE AGENT AND (BY ACCEPTING THE BENEFITS HEREOF) EACH BANK AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER DOCUMENT EVIDENCING OR RELATING TO ANY OF THE LIABILITIES AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                               [SIGNATURES FOLLOW]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first written above.

                                              APW LTD.


                                              By: /s/ Michael Gasick
                                                  ------------------------------
                                              Name:
                                              Title:


                                              APW NORTH AMERICA, INC.


                                              By: /s/ Michael Gasick
                                                  ------------------------------
                                              Name:
                                              Title:


                                              BANK OF AMERICA, NATIONAL
                                              ASSOCIATION, as Agent

                                              By: /s/ M. Duncan McDuffie
                                                  ------------------------------
                                              Name: M. Duncan McDuffie
                                              Title: Managing Director

     Signature page for the Amended and Restated Pledge Agreement, dated as of May 16, 2002, among APW Ltd., APW North America, Inc., and Bank of America, National Association, as Agent for the Banks and Lenders referred to herein.

     The undersigned is executing a counterpart hereof for purposes of becoming a party hereto (and attached to this signature page are supplements to the Schedules to the Amended and Restated Pledge Agreement setting forth all relevant information with respect to the undersigned):

                                              [ADDITIONAL DEBTOR]


                                              By:_______________________________
                                              Name:
                                              Title: